UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 9, 2020 (December 9, 2020)

PLURISTEM THERAPEUTICS INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-31392	98-0351734
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

MATAM Advanced Technology Park
Building No. 5
Haifa, Israel	3508409
(Address of Principal Executive Offices)	(Zip Code)

011 972 74 710 7171

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	PSTI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On December 9, 2020, Pluristem Therapeutics Inc., or the registrant, held an investor and analyst call pursuant to which it shared a presentation. The presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

On December 9, 2020, the registrant announced that the independent Data Monitoring Committee, or DMC, of its global pivotal Phase III study of the registrant’s PLX-PLD product for the treatment of critical limb ischemia, or CLI, issued its recommendation letter following an interim analysis. The clinical dataset was reviewed by the independent DMC for safety and analysis of the primary endpoint of amputation-free survival, defined as time to occurrence of major amputation of the index leg or death. Based on the review, the DMC advised that the CLI study is unlikely to meet the primary endpoint by the time of the final analysis. The DMC advised the registrant that the CLI study population has experienced a substantial low number of events (major amputation of the index leg or death), different from what is known in clinical medicine for the rate of these events in this patient population. The lower than anticipated event rate in the placebo group reduced the statistical power of the study to meet its primary endpoint. The DMC noted that PLX-PAD was well tolerated, and no significant safety concerns were raised during the study. Following the DMC’s recommendation, the registrant decided to terminate the CLI study. Currently, the registrant continues to be blinded to the CLI study clinical data.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Investor and analyst call presentation, dated December 9, 2020 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLURISTEM THERAPEUTICS INC.

By:	/s/ Chen Franco-Yehuda
Name:	Chen Franco-Yehuda
Title:	Chief Financial Officer

Date: December 9, 2020

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